2nd Quarter 2015 Earnings Results Michael Small – Chief Executive Officer Norman Smagley – Chief Financial Officer August 6, 2015 Exhibit 99.2

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

SAFE HARBOR STATEMENT
2
Safe Harbor Statement
This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act
of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,”
“predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known
and
unknown
risks,
uncertainties
and
other
factors
that
may
cause
Gogo’s
actual
results,
performance
or
achievements
to
be
materially
different
from
any
projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree.
Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals
and
targets
will
be
realized.
In
particular,
the
availability
and
performance
of
certain
technology
solutions
yet
to
be
implemented
by
the
Company
set
forth
in
this
presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the SEC on
February 27, 2015.
Note to Certain Operating and Financial Data
In
addition
to
disclosing
financial
results
that
are
determined
in
accordance
with
U.S.
generally
accepted
accounting
principles
(“GAAP”),
Gogo
also
discloses
in
this
presentation certain non-GAAP financial information, including Adjusted EBITDA and Cash CapEx. These financial measures are not recognized measures under
GAAP,
and
when
analyzing
our
performance
or
liquidity,
as
applicable,
investors
should
(i)
use
Adjusted
EBITDA
in
addition
to,
and
not
as
an
alternative
to,
net
loss
attributable to common stock as a measure of operating results, and (ii) use Cash CAPEX in addition to, and not as an alternative to, consolidated capital expenditures when evaluating our liquidity.
In
addition,
this
presentation
contains
various
customer
metrics
and
operating
data,
including
numbers
of
aircraft
or
units
online,
that
are
based
on
internal
company
data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information
and
data
are
reliable,
they
have
not
been
verified
by
an
independent
source
and
there
are
inherent
challenges
and
limitations
involved
in
compiling
data
across various geographies and from various sources.

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

EXECUTING ON OUR GLOBAL OPPORTUNITY
3
Connected aircraft
70%+ win rate since 2Ku announcement
It is real
It is big
It is underway
Flying on over 50% of connected commercial aircraft
worldwide
Note: Based on management estimates as of 6/30/2015

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential. 4 GOGO LEADS THE INDUSTRY 4 Innovative platforms & services Most connected aircraft Best network solutions

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

WINNING AIRCRAFT
5
Signed definitive agreement with GOL
Large full fleet award of 140 aircraft
500+ 2Ku aircraft awarded since April 2014
Demonstrates importance of 2Ku in the tropical region
GOL selected three products:
-
in-flight connectivity,
-
wireless in-flight entertainment,
-
and Gogo’s
newest product: Gogo
TV

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

ADDING MORE BANDWIDTH
6
2Ku commercial launch is expected by year-end 2015
2Ku brings more capacity to North America
2Ku wins on cost, coverage, capacity and reliability

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

HITTING OUR NUMBERS
7
Revenue up 22% to $121 million
Adjusted EBITDA up 248% to $10.8 million
CA-NA + BA combined segment profit up 31% to $29 million
Q2 2015 Strong Financial Results:

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

HITTING OUR NUMBERS
8
Added nearly 300 aircraft online in CA & BA
CA added ~120 aircraft with Gogo
Vision
BA shipped 227 ATG units
Segmentation strategy gains traction
-
Average of more than 3 per day
Q2 2015 Strong Operating Performance:

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential. 9 KEY PRIORITIES 9 Bring 2Ku online Increase bandwidth to unlock ARPA Increase scale advantage

Adjusted EBITDA ($MM)

$3
$1
$1
$8
$11
3%
1%
1%
7%
9%
248%
Y/Y Growth
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Adjusted EBITDA
Adjusted EBITDA Margin

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

Q2 2015 RECORD REVENUE & ADJUSTED EBITDA
10
$79
$82
$90
$95
$101
$20
$22
$20
$20
$20
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Total Revenue ($MM)
Service Revenue
Equipment Revenue
22%
Y/Y Growth
•
Q2 2015 record revenue quarter
•
Service revenue exceeds
$100 million, up 28% y/y
•
CA-NA + BA segment profit up
31% y/y to $29 million
•
Q2 2015 record Adjusted EBITDA
of $10.8 million, 9% margin
$100
$121
$109
$104
$116
Note: Minor differences exist due to rounding

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

CA-NA STRONG REVENUE & ARPA GROWTH
11
$62
$62
$68
$72
$75
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Service Revenue ($MM)
22%
Y/Y Growth
•
Service revenue driven by:
-
13% y/y growth in ARPA
-
9% y/y growth in aircraft online
•
ARPA
growth continues:
-
Changes in pricing
-
Growth in Gogo
Vision revenue
-
Regional jet additions impact ARPA
$115
$115
$122
$121
$127
$5
$6
$9
$14
$9
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Annualized ARPA
Connectivity Revenue
Other Service Revenue
13%
Y/Y Growth
Note: Minor differences exist due to rounding
(1)Other service revenue includes content filtering, VoIP access for airlines’ flight crews, portal development services, operations-oriented communications services, third-party advertising, e-commerce revenue share arrangements and partner co-branding and reseller arrangements.
$120
$122
$131
$134
$136
(1)

Segment Profit ($MM)
$6
$6
$8
$10
$11
10%
9%
12%
13%
15%
74%
Y/Y Growth
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Segment Profit
Segment Profit Margin

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

CA-NA AIRCRAFT ONLINE
& SEGMENT PROFIT GROWTH
12
9%
Y/Y Growth
Note: Minor differences exist due to rounding
•
105 aircraft installed
•
56 aircraft retired by airlines
•
Strong operating leverage
continues
•
Segment profit margin
expands to 15%
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Aircraft Online
(End of Period)
2,249
2,200
2,098
2,044
2,058

Service Revenue ($MM)

55%
52%
51%
47%
46%
$24
$22
$20
$19
$17
39%
Y/Y Growth
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Service Revenue
Service Revenue as a % of Total BA Revenue

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

BA SERVICE REVENUE
& ATG AIRCRAFT ONLINE GROWTH
13
•
Service revenue increased
39% y/y to record $24 million
•
Service revenue continues
strong growth track record
•
Total revenue reaches new
record
$17
$19
$20
$22
$24
$20
$21
$19
$20
$20
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Total Revenue ($MM)
Service Revenue
Equipment Revenue
17%
Y/Y Growth
$37
$43
$40
$40
$42
Note: Minor differences exist due to rounding

Segment Profit ($MM)

$15
$15
$16
$17
$18
42%
37%
41%
40%
41%
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Segment Profit
Segment Profit Margin

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

BA REVENUE & SEGMENT PROFIT GROWTH
14
•
ATG
aircraft online increased
31% y/y to nearly 3,200
•
ATG
service ARPU
of $2,200+
per month
•
Q2 2015 segment profit up
13% y/y, 41% margin
2,415
2,637
2,797
2,983
3,170
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
ATG Aircraft Online
(End of Period)
31%
Y/Y Growth

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.
$19
$19
$23
$18
$18
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
CA-ROW Segment Loss ($MM)
15
FOCUS ON INTERNATIONAL EXPANSION
15
19
35
85
116
148
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Satellite Aircraft Online
(End of Period)
28%
Q/Q Growth
•
Installed 32 Ku-based aircraft
•
Revenue of $2.3 million, up from
$0.3 million in Q2’14
•
Y/Y decrease in segment loss due
to lower cost of service

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

CONSOLIDATED CASH CAPEX & CASH BALANCE
16
$27
$30
$12
$32
$23
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Cash CapEx ($MM)
•
Q2 ’15 Y/Y changes in capital
expenditures:
Increased airborne equipment proceeds
Decreased
ATG
network
spend
•
Strong cash position
$196
$243
$211
$400
$392
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Cash Balance ($MM)
Y/Y Decrease
$4MM
Note: Minor differences exist due to rounding. Cash balance is end of period.

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

2015 GUIDANCE
17
Revenue
$485 -
$505 million
CA-NA
$300 -
$320 million
BA
$170 -
$180 million
CA-ROW
$10 -
$15 million
Adjusted EBITDA at higher end of $15 -
$25 million
Cash CAPEX
$100 -
$120 million

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential. 18 STRONG Q2 FINANCIAL PERFORMANCE 18 Strong service revenue growth Strong operating leverage Growth in profitability

Q&A **** **** **** **** **** **** **** **** **** **** ************************************ ********************************

Appendix
*************************
*************************
*************************
*************************
*************************
*************************
*************************
*************************
******************
****
****
****
****
****
****
****
****
***

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

ADJUSTED EBITDA RECONCILIATION ($MM)
2009
2010
2011
2012
2013
2014
Q1
2014
Q2
2014
Q3
2014
Q4
2015
Q1
2015
Q2
Net
Income
(142)
(140)
(18)
(96)
(146)
(17)
(19)
(25)
(24)
(20)
(25)
Interest Income
(0)
(0)
(0)
(0)
(0)
(0)
(0)
(0)
(0)
(0)
(0)
Interest
Expense
30
–
1
9
29
7
7
9
9
10
16
Income Tax Provision
–
3
1
1
1
–
–
–
–
–
–
Depreciation
& Amortization
22
31
33
37
56
16
15
17
17
19
21
EBITDA
(91)
(106)
16
(49)
(60)
6
4
2
2
9
12
Fair Value Derivative
Adjustments
–
33
(59)
(10)
36
–
–
–
–
–
–
Class
A and Class B Senior
Convertible Preferred Stock
Return
–
18
31
52
29
–
–
–
–
–
–
Accretion of Preferred Stock
–
9
10
10
5
–
–
–
–
–
–
Stock-based
Compensation
Expense
1
2
2
4
6
2
2
3
3
3
3
Loss on Extinguishment of
Debt
2
–
–
–
–
–
–
–
–
–
–
Write Off of Deferred Equity
Financing Costs
–
–
–
5
–
–
–
–
–
–
–
Amortization of Deferred
Airborne Lease Incentives
–
(1)
(1)
(4)
(8)
(3)
(3)
(4)
(4)
(4)
(5)
Adjusted EBITDA
(89)
(45)
(1)
9
8
5
3
1
1
8
11
Note: Minor differences exist due to rounding

©2014 Gogo Inc. and Affiliates. Proprietary & Confidential.

CASH CAPEX RECONCILIATION ($MM)
2009
2010
2011
2012
2013
2014
Q1
2014
Q2
2014
Q3
2014
Q4
2015
Q1
2015
Q2
Purchases of
Property and
Equipment
(69)
(33)
(33)
(67)
(105)
(32)
(28)
(35)
(37)
(53)
(33)
Acquisition
of
Intangible Assets
(Capitalized
Software)
(8)
(7)
(10)
(12)
(16)
(4)
(5)
(5)
(3)
(4)
(4)
Consolidated
Capital
Expenditures
(77)
(40)
(43)
(79)
(121)
(36)
(33)
(41)
(40)
(57)
(37)
Change in
Deferred Airborne
Lease Incentives
–
9
11
18
9
5
3
5
17
9
7
Amortization of
Deferred Airborne
Lease Incentives
–
1
1
4
8
3
3
3
4
4
5
Landlord
Incentives
–
–
–
–
–
–
–
2
7
12
3
Cash CapEx
(77)
(30)
(31)
(58)
(104)
(29)
(27)
(30)
(12)
(32)
(23)
Note: Minor differences exist due to rounding